UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (1):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________
(1) On April 17, 2020, the New York Stock Exchange (the “NYSE”) filed a Form 25 (the “Form 25”) with the Securities and Exchange Commission. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our ordinary shares under Section 12(b) of the Exchange Act became effective on July 16, 2020.

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2020, Weatherford International plc (“Weatherford plc” and together with its subsidiaries, “we” or the “Company”) issued a news release announcing results for the third quarter and nine months ended September 30, 2020. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

We will host a conference call on Wednesday, November 4, 2020, to discuss the results for the third quarter and nine months ended September 30, 2020. The conference call is scheduled to begin at 8:00 a.m. Eastern Time (7:00 a.m. Central Time).

Participants are encouraged to download the accompanying presentation slides which will be available on the investor relations section of the Company’s website.

Listeners may register in advance for the conference call at http://dpregister.com/10148387 and will receive an email including a calendar reminder, dial-in number, and a PIN providing immediate access to the call.

Weatherford invites investors to listen to the call live via live webcast on the Company’s website at https://www.weatherford.com/en/investor-relations/investor-news-and-events/events/. Alternatively, listeners can access the conference call by dialing +1 877-328-5344 (within the U.S.) or +1 412-902-6762 (outside of the U.S.) and asking for the Weatherford conference call. Listeners should log in or dial in approximately 10 minutes prior to the start of the call.

A telephonic replay of the conference call will be available until November 18, 2020, at 5:00 p.m. Eastern Time. To access the replay, please dial +1 877-344-7529 (within the U.S.) or +1 412-317-0088 (outside of the U.S.) and reference conference number 10148387.

Item 7.01	Regulation FD Disclosure.

On November 3, 2020, we issued a news release announcing results for the Company’s third quarter and nine months ended September 30, 2020. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	News Release dated November 3, 2020, announcing results for the third quarter and nine months ended September 30, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: November 3, 2020
/s/ H. Keith Jennings
H. Keith Jennings
Executive Vice President and Chief Financial Officer